Share-based compensation	6 Months Ended
Jun. 30, 2023
Personnel Expenses [Abstract]
Share-based compensation	Share-based compensation
As of June 30, 2023, 282,105 options were outstanding (December 31, 2022: 282,105 options) under all active option plans. As of June 30, 2023, and December 31, 2022 all outstanding options were fully vested.
As of June 30, 2023, a total of 1,322,337 PSUs and 182,678 Restricted Stock Units ("RSUs") were outstanding, of which none were vested (as of December 31, 2022 a total of 604,800 PSUs and 96,001 RSUs were outstanding, of which also none were vested). The changes in the number of share-based awards (options, RSUs and PSUs) outstanding during the six month period ended June 30, 2023, is as follows:

Share options / PSU/ RSU movements	Total numbers	Weighted average exercise price (CHF)	Options (numbers)	Weighted average exercise price (CHF)	PSU / RSU (numbers)	Weighted average exercise price (CHF)

Balance outstanding at January 1, 2023	982,906	2.05	282,105	6.89	700,801	0.10

Granted	1,194,856	0.10	—	—	1,194,856	0.10
(Performance adjustment)[1]	(74,169)	0.10	—	—	(74,169)	0.10
(Forfeited)[2]	(30,375)	0.10	—	—	(30,375)	0.10
(Expired)	—	—	—	—	—	—
(Exercised options), vested PSU / RSU	(286,098)	0.10	—	—	(286,098)	0.10

Balance outstanding at June 30, 2023	1,787,120	1.17	282,105	6.89	1,505,015	0.10
[1]Performance adjustments indicate forfeitures due to non-market performance conditions not achieved
[2]Forfeited due to service conditions not fulfilled
The share-based compensation costs recognized during the six months ended June 30, 2023, amounted to TCHF 3,060 (TCHF 2,870 for the six months ended June 30, 2022). For the three months ended June 30, 2023 the share-based compensation costs amounted to TCHF 1,312 (TCHF 1,522 for the three months ended June 30, 2022).